Exhibit 99.1

Pandora Redesigns Organization to Drive Strategic Priorities and Accelerate Growth

OAKLAND, California, January 31, 2018 - Pandora (NYSE:P), the largest music streaming service in the U.S., today announced an organizational restructuring designed to prioritize its strategic growth initiatives and optimize overall business performance. The redesign shifts resources to focus on ad-tech and audience development efforts while positioning the company for improved operating leverage over time. It also simplifies the organization into a flatter structure for smarter, faster execution.

Effective immediately, a combination of eliminated roles and other cost-saving measures are expected to result in combined annualized savings of approximately $45 million to adjusted EBITDA. The savings will be reinvested into growth initiatives including ad-tech, non-music content, device integration and marketing technology, toward which the company will redeploy existing employees and hire for new positions.

Even with significant reinvestment in these growth initiatives, the cost reduction efforts mean that Pandora expects operating expenses, excluding subscription commissions, to represent a lower percentage of revenue in full-year 2018 than in 2017. In addition to creating operating leverage with these organizational changes, Pandora is focused on capturing additional cost efficiencies with tighter business processes, automation, expansion in lower-cost locations and management of content costs - all of which will be incremental to the savings above.

“Pandora is the largest music streaming service in the U.S. People spend more time on Pandora than any other digital platform in the country, and as our dynamic industry evolves, we must also evolve,” said Roger Lynch, CEO of Pandora. “As I shared last quarter, we know where and how to invest in order to grow. We have an aggressive plan in place that includes strategic investments in our priorities: ad-tech, product, content, partnerships and marketing. I am confident these changes will enable us to drive revenue and listener growth.”

Pandora also announced plans to expand its presence and workforce in Atlanta, providing a significant opportunity to add instrumental talent in a region with lower costs than the company’s headquarters in Oakland, CA.

“Atlanta is a city with a rich history in music and a large pool of diverse tech talent that we can tap into as we scale,” added Lynch. “While we are committed to having Oakland remain our headquarters, we’re excited to build on the great foundation of our awesome team there and expand our presence in Atlanta over time.”

“These changes allow us to act faster, invest for growth and extend our leadership as the audio market hits what we believe will soon be a major inflection point,” said Lynch.

ABOUT PANDORA
Pandora is the world’s most powerful music discovery platform - a place where artists find their fans and listeners find music they love. We are driven by a single purpose: unleashing the infinite power of music by connecting artists and fans, whether through earbuds, car speakers, live on stage or anywhere fans want to experience it. Our team of highly trained musicologists analyzes hundreds of attributes for each recording which powers our proprietary Music Genome Project®, delivering billions of hours of personalized music tailored to the tastes of each music listener, full of discovery, making artist / fan connections at unprecedented scale. Founded by musicians, Pandora empowers artists with valuable data and tools to help grow their careers and connect with their fans.
www.pandora.com | @pandoramusic | www.pandoraforbrands.com | @PandoraBrands | amp.pandora.com

"Safe Harbor" Statement
This press release contains forward-looking statements within the meaning established by the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding adjusted EBITDA. These forward-looking statements are based on Pandora's current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: our operation in an emerging market and our relatively new and evolving business model; our ability to increase our listener base and listener hours; our ability to attract and retain advertisers; our ability to generate additional revenue on a cost-effective basis; competitive factors; our ability to continue operating under existing laws and licensing regimes; our ability to enter into and maintain commercially viable direct licenses with record labels for the right to reproduce and publicly perform sound recordings on our service; our ability to establish and maintain relationships with makers of mobile devices, consumer electronic products and automobiles; our ability to manage our growth and geographic expansion; our ability to continue to innovate and keep pace with changes in technology and our competitors; our ability to expand our operations to delivery of non-music content; our ability to protect our intellectual property; risks related to service interruptions or security breaches; and general economic conditions worldwide. Further information on these factors and other risks that may affect the business are included in filings with the Securities and Exchange Commission (SEC) from time to time, including under the heading “Risk Factors” in our Quarterly Reports on Form 10-Q for the quarters ended September 30, 2017, and the quarter ended June 30, 2017.

The financial information contained in this press release should be read in conjunction with the consolidated financial statements and notes thereto included in Pandora’s most recent reports on Form 10-K and Form 10-Q, each as they may be amended from time to time. Pandora’s results of operations for the current period are not necessarily indicative of Pandora’s operating results for any future periods.

These documents are available online from the SEC or on the SEC Filings section of the Investor Relations section of our website at investor.pandora.com. Information on our website is not part of this release. All forward-looking statements in this press release are based on information currently available to Pandora, which assumes no obligation to update these forward-looking statements in light of new information or future events.

Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP net loss, non-GAAP basic net loss per common share, non-GAAP diluted net loss per common share, adjusted EBITDA, non-GAAP product development, non-GAAP sales and marketing and non-GAAP general and administrative. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.

Non-GAAP gross profit, non-GAAP net loss, non-GAAP basic net loss per common share, non-GAAP diluted net loss per common share, non-GAAP product development, non-GAAP sales and marketing and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, intangible amortization expense, amortization of non-recoupable ticketing contract advances, goodwill impairment, contract termination fees, expense associated with restructurings and loss on sales of subsidiaries. The income tax effects of non-GAAP pre-tax loss have been reflected in non-GAAP net loss, non-GAAP basic net loss per common share and non-GAAP diluted net loss per common share.

Contacts:

Pandora Public Relations
Jette Speights
415-385-8829
jspeights@pandora.com

Pandora Investor Relations
Derrick Nueman
415-713-7485
dnueman@pandora.com